UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2025

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 29, 2025, FuboTV Inc. (the “Company” or “Fubo”), The Walt Disney Company (“Disney”) and Hulu, LLC (“Hulu”) consummated the transactions contemplated by the Business Combination Agreement, dated as of January 6, 2025 (the “Business Combination Agreement”), by and among Fubo, Disney and Hulu, pursuant to which the parties combined Fubo’s business with Disney’s Hulu + Live TV business (such transactions, collectively, the “Transaction”), as previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 30, 2025 (the “Original Form 8-K”).

This Amendment No. 1 to the Original Form 8-K (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K and the supplemental disclosure described in Item 8.01 of this Amendment. As used herein, the “Hulu Live Business” refers to the HL Business (as defined in the Original Form 8-K).

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Fubo and the Hulu Live Business would have achieved had the Transaction been consummated prior to the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. The pro forma financial information accounts for the Transaction as a reverse acquisition using the acquisition method of accounting in accordance with generally accepted accounting principles in the United States.

Except as described above, no other changes have been made to the Original Form 8-K.

Item 8.01. Other Events.

In connection with the Transaction, the Company is providing the following supplemental disclosure solely for informational purposes:

●	Exhibit 99.1 filed with this Amendment includes the disclosure required by Part I, Item 1 (Business) of Form 10-K (the “Supplemental Business Information”), giving effect to the Transaction.

●	Exhibit 99.2 filed with this Amendment includes the disclosure required by Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of Form 10-K, provided with respect to the Hulu Live Business for the fiscal years ended September 27, 2025, September 28, 2024 and September 30, 2023 (the “Supplemental Hulu Live MD&A”).

This Amendment (including the exhibits hereto) does not revise or update any section or subsection of the Company’s periodic filings, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and is not an amendment to, or a restatement of, such filings.

Item 9.01 Financial Statements and Exhibits.

(a)

The audited combined financial statements of the Hulu Live Business as of and for the fiscal years ended September 27, 2025, September 28, 2024 and September 30, 2023 and the related notes are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)

The unaudited pro forma condensed combined balance sheet as of September 27, 2025, and the unaudited pro forma condensed combined statement of operations for the fiscal year ended September 27, 2025 are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP (as to the Hulu Live Business financial statements)
99.1	Supplemental Business Information
99.2	Supplemental Hulu Live MD&A
99.3	Audited combined financial statements of the Hulu Live Business as of and for the fiscal years ended September 27, 2025, September 28, 2024 and September 30, 2023
99.4	Unaudited pro forma condensed combined financial information as of and for the fiscal year ended September 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding our future results of operations and financial position, liquidity and anticipated cash requirements, industry and business trends, stock-based compensation, revenue recognition, our business strategy, our objectives for future operations, including related to investment in our technologies and data capabilities and anticipated growth areas, subscriber acquisition strategies, anticipated benefits of our commercial services agreement with Hulu, and the anticipated benefits and synergies from the Transaction.  All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “outlook,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Fubo’s management has based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: our ability to achieve or maintain profitability; risks related to our access to capital and fundraising prospects to fund our financial operations and support our planned business growth; risks related to the integration of the Hulu Live Business; risks related to our organizational structure following completion of the Transaction; our revenue and gross profit are subject to seasonality; our operating results may fluctuate; our ability to effectively manage our growth; risks related to the Transaction; the long-term nature of our content commitments; our ability to renew our long-term content contracts on sufficiently favorable terms; our ability to attract and retain subscribers; risks related to our commercial arrangements with Hulu; obligations imposed on us through our agreements with certain distribution partners; our ability to license streaming content or other rights on acceptable terms; the restrictions imposed by content providers on our distribution and marketing of our products and services; our reliance on third party platforms to operate certain aspects of our business; risks related to the difficulty in measuring key metrics related to our business; risks related to preparing and forecasting our financial results; risks related to the highly competitive nature of our industry; risks related to our technology, as well as cybersecurity and data privacy-related risks; risks related to our conversion to a Delaware corporation and our status as a “controlled company”; risks related to ongoing or future legal proceedings; and other risks, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies. In addition, a number of important factors could cause our actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part II, Item 1A “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and on our investor relations site at https://ir.fubo.tv. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: December 23, 2025	By:	/s/ David Gandler
David Gandler
Chief Executive Officer